UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 19, 2007
SWIFT TRANSPORTATION CO., INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043

(Address of Principal Executive Offices)	(Zip Code)
(602) 269-9700
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 2.2
Exhibit 2.3
Exhibit 4.1
Exhibit 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 19, 2007, Swift Transportation Co., Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “ Merger Agreement”) with Saint Acquisition Corporation, a Nevada corporation (“MergerCo”), and Saint Corporation, a Nevada corporation (“Parent”), pursuant to which MergerCo will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. In connection with the Merger, each outstanding share of common stock of the Company (other than any shares owned by MergerCo, Parent, their affiliates or the Company) will be cancelled and converted into the right to receive $31.55 in cash, without interest. Following the Merger, the Company’s shares will cease to be quoted on NASDAQ, the Company will cease to file reports with the Securities and Exchange Commission (the “SEC”) and the Company will be owned by Jerry Moyes, the Company’s largest shareholder, a current Director, and former Chairman of the Board and CEO of the Company, and certain of his affiliates.
The Board of Directors of the Company approved the Merger Agreement on the unanimous recommendation of a Special Committee comprised of three independent directors (the “Special Committee”).
The Company has made customary representations, warranties and covenants in the Merger Agreement, which expire at the effective time of the Merger. The Company may not solicit competing proposals or, subject to exceptions that permit the Company’s Board of Directors (or the Special Committee) to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative business combination transactions.
MergerCo and Parent have obtained a conditional debt financing commitment for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for MergerCo and Parent to pay the aggregate merger consideration and all related fees and expenses. Consummation of the Merger is not subject to a financing condition, but is subject to other customary closing conditions, including approval of the Merger by the Company’s shareholders and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
The Merger Agreement contains specified termination rights for the parties, and provides that, in certain circumstances, either the Company or Parent will be required to pay the other party a termination fee of up to $40,000,000.
In connection with entering into the Merger Agreement, Mr. Moyes, certain entities controlled by Mr. Moyes and certain of his family members also entered into a voting agreement (the “Voting Agreement”) pursuant to which they agreed to vote their Company shares in favor of adoption of the Merger Agreement and the approval of the transactions contemplated thereby and to refrain from granting any proxies or entering into any other voting arrangements with respect to, or sell, grant, assign, transfer, pledge, encumber or otherwise dispose of their Company shares, subject to certain limited exceptions. Jerry Moyes, Vickie Moyes and the Jerry and Vickie Moyes Family Trust dated 12/11/87 entered into a guarantee (the “Guarantee”) pursuant to which they guaranteed payment of the termination fee in the event it becomes payable by Parent .
The foregoing summaries of the Merger Agreement, the Voting Agreement and the Guarantee and the transactions contemplated by those agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, the Voting Agreement and the Guarantee, which are attached as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated by reference into this Item 1.01.
The Special Committee engaged Goldman Sachs & Co. (“GS&Co.”) to serve as financial advisor to the Special Committee. On January 19, 2007, GS&Co. delivered an opinion to the Special Committee that, as of the date of the opinion, the merger consideration was fair, from a financial point of view, to the stockholders of the Company (other than MergerCo and its affiliates and stockholders who invest in Parent or MergerCo).
In connection with the Merger, the Company will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the SEC website at http:// www.sec.gov. The proxy statement and other documents also may be obtained for free from the Company by directing such request to Swift Transportation Co., Inc., Investor Relations Department, 2200 South 75th Avenue, Phoenix, AZ 85043, telephone 602-269-9700.
Swift and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Swift’s participants is set forth in the proxy statement dated April 7, 2006 for Swift’s annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Swift in the solicitation of proxies in respect of the merger will be included in the proxy statement to be filed with the SEC. Swift press releases and other company information are available at Swift’s website located at www.swifttrans.com.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.
Immediately prior to the execution of the Merger Agreement, the Company amended the Stockholder Protection Rights Agreement, dated July 18, 2006, by and between the Company and Mellon Investor Services LLC, as Rights Agent (as amended, the “Rights Agreement” and such amendment, the “Rights Agreement Amendment”). The Rights Agreement Amendment provides that, among other things, neither the execution of the Merger Agreement nor the consummation of the Merger or the other transactions contemplated by the Merger Agreement will trigger the separation or exercise of the stockholder rights or any adverse event under the Rights Agreement. In particular, none of MergerCo, Parent, or any of their respective affiliates or associates will be deemed to be an Acquiring Person (as defined in the Rights Agreement) solely by virtue of the approval, execution, delivery, adoption or performance of the Merger Agreement or the consummation of the Merger or any other transactions contemplated by the Merger Agreement.
The foregoing description of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Rights Agreement Amendment, which is attached as Exhibit 4.1 hereto and is incorporated by reference into this Item 3.03.
ITEM 7.01 REGULATION FD DISCLOSURE.
On January 19, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.
Forward-Looking Statements
Forward-looking statements speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements, including prior forward-looking statements, to reflect the events or circumstances arising after the date as of which they were made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company.
This Current Report and the exhibits furnished herewith contain statements that may constitute forward-looking statements, usually identified by words such as “anticipates,” “believes,” “estimates,” “plans,” “projects,” “expects,” “intends” or similar expressions which speak only as of the date the statement was made. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the expected completion date of the transaction.
The following factors, among others, could cause actual results to differ materially from those in forward-looking statements: prevailing market conditions relating to our determination of the fair value of assets held for sale and related impairment charges; adverse developments in our relationship with IEL and, by extension, owner-operators whose tractors are financed by IEL; the impact of our new owner-operator fuel surcharge reimbursement program and recent changes in our driver pay structure on operating results; excess capacity in the trucking industry or changes in demand of our customers; significant increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees, insurance premiums and driver compensation, to the extent not offset by increases in freight rates or fuel surcharges; recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries (such as retail and manufacturing) in which Swift has a significant concentration of customers or changes in our customers’ transportation purchasing patterns; seasonal factors such as harsh weather conditions that increase operating costs; continuing difficulties in driver recruitment or retention issues involving Company drivers and/or owner-operators; increases in driver compensation to the extent not offset by increases in freight rates; the inability of Swift to continue to secure acceptable financing arrangements; an adverse determination by the FMSCA with respect to Swift’s safety rating and any resulting loss of customers or potential customers or a material increase in insurance costs; the collectibility of notes receivable due to our debtors’ inability to generate sufficient cash flows; an unanticipated increase in the number or dollar amount of claims for which Swift is self insured; fluctuations in workers’ compensation claims, which have benefited recent operating results due to improved claims management, but are not expected to continue at such levels in future periods; competition from trucking, rail and intermodal competitors; our ability to sell assets held for sale at or above their net book value; the potential impact of current litigation, regulatory issues, or other government actions; a possible adverse impact on the trading price of the Company’s common stock as a result of the adoption of the Stockholders Protection Agreement; a significant reduction in or termination of Swift’s trucking services by a key customer; and receipt of required regulatory and stockholder approvals and completion of other closing conditions in the Merger Agreement.
A discussion of these and other factors that could cause Swift’s results to differ materially from those described in the forward-looking statements can be found in the most recent Annual Reports on Form 10-K and Form 10-Q of Swift, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Swift undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Furthermore, nothing herein shall constitute an adoption or approval of any analyst report regarding Swift, nor any undertaking to update or comment upon analysts’ expectations in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 19, 2007, by and among Saint Acquisition Corporation, Saint Corporation and the Company.

Exhibit 2.2	Voting Agreement, dated as of January 19, 2007, by and among the Company and the stockholders named therein

Exhibit 2.3	Guarantee dated January 19, 2007, by Jerry Moyes, Vickie Moyes and the Jerry and Vickie Moyes Family Trust dated 12/11/87, in favor of the Company.

Exhibit 4.1	Amendment dated as of January 19, 2007 to Rights Agreement between the Company and Mellon Investor Services, LLC.

Exhibit 99.1	Press Release, dated January 19, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 19, 2007

SWIFT TRANSPORTATION CO., INC.
/s/ Glynis Bryan
By: Glynis Bryan
Chief Financial Officer

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 19, 2007, by and among Saint Acquisition Corporation, Saint Corporation and the Company.

Exhibit 2.2	Voting Agreement, dated as of January 19, 2007, by and among the Company and the stockholders named therein

Exhibit 2.3	Guarantee dated January 19, 2007, by Jerry Moyes, Vickie Moyes and the Jerry and Vickie Moyes Family Trust dated 12/11/87, in favor of the Company.

Exhibit 4.1	Amendment dated as of January 19, 2007 to Rights Agreement between the Company and Mellon Investor Services, LLC.

Exhibit 99.1	Press Release, dated January 19, 2007